                                   SCHEDULE 14A INFORMATION
                  Proxy Statement Pursuant to Section 14(a) of the Securities
                            Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement            [ ]  Confidential, for Use of the
                                            Commission Only
                                            (as permitted by Rule 14a- 6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-11 (c) or Rule 14a-12

                        PAPERCLIP IMAGING SOFTWARE, INC.
 .............................................................................
                (Name of Registrant as Specified In Its Charter)

 .............................................................................
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[ ]  $125 per Exchange Act Rules 0-11 (c)(1)(ii), 14A-6(i)(1), or 14a-6(i)(2) or
     Item 22(a)(2) of Schedule 14A.

[ ] $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     1)   Title of each class of securities to which transaction applies:

          .....................................................................

     2)   Aggregate number of securities to which transaction applies:

          .....................................................................

     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

          .....................................................................

     4)   Proposed maximum aggregate value of transaction:

          .....................................................................

     5)   Total fee paid:

          .....................................................................

[X]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1)   Amount Previously Paid:

          ..............................................

     2)   Form, Schedule or Registration Statement No.:

          ..............................................

     3)   Filing Party:

          ..............................................

     4)   Date Filed:

          ..............................................

                                                              Preliminary Copies

                        PAPERCLIP IMAGING SOFTWARE, INC.
                             Three University Plaza
                          Hackensack, New Jersey 07601

                                   ----------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                                October 29, 1996

                                   ----------


To Shareholders:

     The Annual Meeting of Shareholders of PaperClip Imaging Software, Inc. (the "Company") will be held at the Company's offices at Three University Plaza, Hackensack, New Jersey 07601, 6th Floor, on Tuesday, October 29, 1996 at 10:00 a.m., for the following purposes:

     1. To elect three directors to the Board of Directors;

     2. To consider and authorize a proposal to amend Article FOURTH of the Company's Certificate of Incorporation to increase the authorized shares of the Company's common stock from 15,000,000 shares, par value $.01 per share, to 30,000,000 shares, par value $.01 per share;

     3. To consider and authorize a proposal to amend Article FIRST of the Company's Certificate of Incorporation to change the Company's name to "PaperClip Software, Inc."

     4. To approve and ratify the proposed amendments to the Company's 1995 Stock Option Plan; and

     5. To transact such other business as may properly come before the meeting or any adjournment thereof.

     The Board of Directors has fixed the close of business on September 26, 1996 as the record date for the determination of the shareholders entitled to notice of and to vote at the meeting and any adjournment thereof.

     Your copy of the Annual Report of the Company for the year ended December 31, 1995 on Form 10-KSB and 10-KSB/A is enclosed. The 1995 Annual Report does not form any part of the material for the solicitation of proxies.

     Shareholders who do not expect to be present at the meeting are urged to complete, date, sign and return the enclosed proxy. No postage is required if the enclosed envelope is used and mailed in the United States.

                                            BY ORDER OF THE BOARD OF DIRECTORS,

                                               /s/ Michael Suleski
                                            -----------------------------------
                                            Michael Suleski, Secretary

Hackensack, New Jersey
August 28, 1996

     THIS IS AN IMPORTANT MEETING, AND ALL SHAREHOLDERS ARE INVITED TO ATTEND THE MEETING IN PERSON. THOSE SHAREHOLDERS WHO ARE UNABLE TO ATTEND IN PERSON ARE RESPECTFULLY URGED TO EXECUTE AND RETURN THE ENCLOSED PROXY CARD AT THEIR EARLIEST CONVENIENCE. PROMPTNESS IN RETURNING THE EXECUTED PROXY CARD WILL BE APPRECIATED. SHAREHOLDERS WHO EXECUTE A PROXY CARD MAY NEVERTHELESS ATTEND THE MEETING, REVOKE THEIR PROXY AND VOTE THEIR SHARES IN PERSON.

                        PAPERCLIP IMAGING SOFTWARE, INC.
                             Three University Plaza
                          Hackensack, New Jersey 07601

                                   ----------

               Proxy Statement for Annual Meeting of Shareholders

                                October 29, 1996

                                   ----------

Solicitation and Revocation of Proxies

     This Proxy Statement and the form of proxy accompanied by the Annual Report of the Company on Forms 10-KSB and 10-KSB/A for the year ended December 31, 1995, anticipated to be mailed on or about September 30, 1996, is solicited by and on behalf of the Board of Directors of PaperClip Imaging Software, Inc., a Delaware corporation (the "Company") for the Annual Meeting of Shareholders, to be held on Tuesday, October 29, 1996, at the offices of the Company, Three University Plaza, Hackensack, New Jersey 07601, 6th Floor, at 10:00 a.m., including any adjournment thereof, for the purposes set forth in the Notice of Annual Meeting and Proxy Statement.

     If the enclosed form of proxy is executed and returned, it will be voted as directed, but may be revoked at any time, either by a written notice of the revocation received by the persons named therein, or by voting the shares covered thereby in person or by another proxy dated subsequent to the date thereof. In the absence of specific instructions by the shareholders, proxies will be voted for (i) the election of directors, (ii) the authorization to amend the Company's Certificate of Incorporation to increase the authorized common stock, par value $.01 per share (the "Common Stock") from 15,000,000 shares to 30,000,000 shares, (iii) the authorization to amend the Company's Certificate of Incorporation to change its name to PaperClip Software, Inc., and (iv) the approval of the amendment of the 1995 Stock Option Plan (the "1995 Option Plan"). Abstentions and broker non-votes will be counted for purposes of a quorum, but are not votes cast and therefore will not be counted in determining voting results. The form of proxy vests in the persons named therein as proxies, discretionary authority to vote on any matter that may properly come before the meeting not presently known to the Board of Directors.

     A plurality of votes cast, in person and by proxy, is necessary to effectuate the election of directors. For authorization to amend the Certificate of Incorporation to increase the authorized Common Stock and to change the Company's name, affirmative votes of a majority of the outstanding shares entitled to vote thereon, by proxy or in person, are required. For the approval of the amendment to the 1995 Option Plan, affirmative votes of a majority of the shares present at the meeting entitled to vote thereon, by proxy or in person, are required.

     The cost of preparing and mailing the Notice of Annual Meeting and Proxy material and soliciting proxies will be paid by the Company. In addition to the use of the mails, officers, directors or employees of the Company, who will receive no additional compensation therefor, may solicit proxies by telephone or personal interview. The Company will request brokers, nominees, fiduciaries and custodians to forward proxy materials to their beneficial owners, and will reimburse such persons for reasonable expenses incurred by them in forwarding the proxy materials.

Record Date

     The Board of Directors has fixed the close of business on September 26, 1996, as the record date for the determination of shareholders entitled to receive notice of and to vote at the Annual Meeting and any adjournment thereof. Only shareholders of record on that date are entitled to vote at the meeting. All share data reflected herein, including the exercise and conversion prices of warrants and options, have been adjusted for (i) a two-for-one stock split of the Common Stock effective as of May 31, 1996 and (ii) a two-for-one split of the Company's Class A warrants, which were issued in connection with the Company's initial public offering, effective as of June 11, 1996.

Voting Securities

     As of August 27, 1996, 7,721,347 shares of Common Stock were outstanding and entitled to be voted at the Annual Meeting.

                                     Item 1

                              ELECTION OF DIRECTORS

     At the Annual Meeting, the shareholders will elect three members to the Board of Directors of the Company to serve for a one year term or until their successors have been elected and qualified. The By-laws of the Company provide that the Board of Directors shall not be less than three nor more than seven in number. Since less than the maximum number of directors are to be elected, which is permissible pursuant to the Company's By-laws, proxies cannot be voted for a greater number of persons than the number of nominees named. The By-laws further provide that the majority of directors, although less than a quorum, have the right to appoint candidates to fill any vacancies on the Board, whether through death, retirement or other termination of a director, or through an increase in the Board. Upon such appointment such director shall serve until the next election of directors.

     The affirmative vote of a plurality of the shares of Common Stock represented at the meeting is required to elect directors. Cumulative voting is not permitted in the election of directors. Each shareholder is entitled to one vote for each share of Common Stock held in his name. The persons named as proxies in the form of proxy solicited hereby intend to vote all valid proxies received in favor of the election of the three nominees as directors except where authority to so vote is withheld by the shareholder. Each nominee has consented to be named herein and to serve on the Board of Directors if elected. If any nominee is unable to serve as a director (which presently is not anticipated), the proxies will be voted for such substituted nominee who may be designated by the present Board of Directors. Each nominee is now serving as a director of the Company. Proxies will have full discretion to vote for another person designated by the Board, or, if none is so designated, to vote for persons of their own choice. Proxies may not be voted for the election of more than three persons to the Board.

                              Nominees For Election
                              ---------------------

                                                                     Served as
                                                                  Officer and/or
       Name        Age         Position with the Company          Director Since
       ----        ---         -------------------------          --------------
William Weiss      53    Chief Executive Officer, Treasurer and
                         Director;                                      1991
Sol Rosenberg      51    President, Chief Technology Officer and
                         Director                                       1991
Michael Suleski    35    Vice President (Engineering),                  1992
                         Secretary and Director                         1995

     WILLIAM WEISS, a founder of the Company, has been Chief Executive Officer, Treasurer and a director of the Company since its formation in October 1991. Since January 1980, Mr. Weiss has also been an executive officer (and President since November 1988) and a director of Medical Registry Services, Inc., a computer software company which sells and services a computerized system for cancer record keeping in hospitals. Mr. Weiss devotes approximately 35-40 hours per week to the Company and approximately 25-30 hours per week to Medical Registry Services, Inc. Mr. Weiss received a B.S. from the Wharton School of the University of Pennsylvania and a J.D. from New York Law School.

     SOL ROSENBERG, a founder of the Company, has been President, Chief Technology Officer and a director of the Company since its formation in October 1991. From July 1991 through October 1991, Mr. Rosenberg worked with Mr. Michael Suleski to develop the DOS Network Edition. From February 1989 through July 1991, Mr. Rosenberg had been the

President of Synercon Corporation, a firm specializing in computer based solutions for the medical profession. Mr. Rosenberg has many years of experience in corporate technology, development of system designs and software systems. Mr. Rosenberg received his B.S.E.E. from the City College of New York and his M.S. and Ph.D. from Columbia University.

     MICHAEL SULESKI, a founder of the Company, has been Vice President, Engineering of the Company since August 1992 and its Director of Research and Development from its inception in October 1991 to August 1992. Mr. Suleski has been a director of the Company since May 1995 and Secretary of the Company since July 1995. From July 1991 through October 1991, Mr. Suleski worked with Mr. Sol Rosenberg to develop the DOS Network Edition. From April 1989 through July 1991, he was a Senior Engineer with Synercon Corp., a firm specializing in computer based solutions for the medical profession. Mr. Suleski's prior experience was in software engineering with two other manufacturers of commercial industrial control systems and military electronics. Mr. Suleski received a B.S. and an M.S. degree from Fairleigh Dickenson University's College of Science and Engineering.

     There is no family relationship between any officer or director of the Company.

     This is the Company's first Annual Meeting of Shareholders since it became a public company in September 1995. Since the Company became public there have been nine meetings of the Board of Directors, including actions by unanimous written consent. All directors participated at all the meetings. There are no Committees of the Board of Directors.

     The Company has not provided any cash compensation, per meeting fees or options in lieu thereof to directors who were not executive officers of the Company ("Non-Employee Directors") in connection with their services as such. In lieu of any cash compensation or per meeting fees, the Company has provided directors who were also executive officers of the Company ("Employee Directors"), among others, with options to purchase Common Stock of the Company at fair market value, and occasionally at a discount from fair market value, at the date of grant. To date, Michael Suleski is the only Employee Director that has been granted an option to purchase Common Stock at a discount from fair market value. In January 1996, Mr. Suleski was granted an option to purchase 40,000 shares of Common Stock, of which 16,000 are exercisable at $.005 per share and 24,000 are exercisable at $2.375. See "Executive Compensation - Options, Warrants or Rights" and "Security Ownership of Certain Beneficial Owners and Management."

     Pursuant to the terms of the underwriting agreement between the Company and A.R. Baron & Co., Inc. ("Baron"), the underwriter of the Company's initial public offering, Baron has the right to nominate one person for election to the Company's Board of Directors and the Company would be required to use its best efforts to cause the election of such nominee. This would increase the Board to four directors. To date, Baron has not designated a nominee for election and has not indicated its intention to do so. On July 3, 1996, Baron filed for protection under Chapter 11 of the Bankruptcy Code.

     The Company's officers are chosen by the Board of Directors and serve at the pleasure of the Board, subject to employment agreements. The loss of the services of any one of the directors could have a material adverse effect on the Company.

Compliance with Section 16

     Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), requires certain persons, including the Company's directors and executive officers, to file reports with the Securities and Exchange Commission regarding beneficial ownership of equity securities of the Company. Each of William Weiss, Sol Rosenberg and Michael Suleski filed two late reports covering
(i) their respective beneficial ownership of securities of the Company at the time of the Company's initial public offering and (ii) the acquisition of options by each of them in January 1996. Helaine Fischer filed one late report covering her beneficial ownership of securities of the Company at the time of the Company's initial public offering.

     THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" THE ELECTION OF THE NOMINEES FOR DIRECTORS SET FORTH ABOVE.

                             EXECUTIVE COMPENSATION

     The Summary Compensation Table below sets forth compensation paid by the Company for the last three fiscal years ended December 31, 1995 for services in all capacities for its Chief Executive Officer and each of its principal executive officers whose total annual salary and bonus exceeded $100,000.

                                        Summary Compensation Table
                                                                                      Long Term
                                                                                 Compensation Awards
                                           Annual Compensation
            (a)                       (b)                    (c)                         (g)
         Name and                                                               Securities Underlying
    Principal Position               Year                 Salary($)               Options/SARs(#)
    ------------------               ----                 ---------               ---------------
William Weiss                        1995                120,000(1)                     0(2)
Chief Executive Officer              1994                120,000(1)                     0
and Treasurer                        1993                120,000                        0


Sol Rosenberg                        1995                120,000(3)                     0(2)
President                            1994                120,000(3)                     0
                                     1993                114,000                        0

Helaine Fischer                      1995                137,500                        0
Vice President,                      1994                150,000(4)                     0
Sales & Marketing                    1993                150,000                        0

- ----------
(1) $105,000 of Mr. Weiss's 1994 salary was accrued in 1994 and paid in 1995. $60,000 of Mr. Weiss's 1995 salary was accrued in 1995, and paid in 1996.

(2) Does not include options to purchase 50,000 shares of Common Stock each granted to Messrs. Weiss and Rosenberg in January 1996 under the 1995 Option Plan.

(3) $34,000 of Mr. Rosenberg's 1994 salary was accrued in 1994 and paid in 1995. $12,000 of Mr. Rosenberg's 1995 salary was accrued in 1995 and paid in 1996.

(4)  $46,000 of Ms. Fischer's 1994 salary was accrued in 1994 and paid in 1995.

Employment Contracts and Termination of Employment and Change-in-Control Arrangements.

     William Weiss, Chief Executive Officer of the Company, and Sol Rosenberg, President of the Company, have each entered into employment agreements with the Company each for a term ending December 31, 1998. In accordance with their respective contracts, each of Messrs. Weiss and Rosenberg is entitled to $120,000 compensation per annum. Messrs. Weiss and Rosenberg's annual compensation will be increased to $150,000 per annum after the end of the first fiscal year in which the Company is profitable. In addition, Mr. Rosenberg's contract requires the Company to use reasonable efforts to purchase disability insurance for his benefit in the maximum amount of $120,000 and provides for a severance payment upon termination without cause of $120,000; provided, however, that no severance pay shall be paid during the time, if any, that Mr. Rosenberg receives insurance payments pursuant to such disability insurance.

     Michael Suleski, Vice President, Engineering, has an employment agreement with the Company which will expire on December 31, 1996. His compensation pursuant to such agreement was $72,000 per annum, subject to increase by the Board of Directors. As of January 1, 1996, Mr. Suleski's annual salary was increased to $100,000.


     Helaine Fischer, Vice President, Sales and Marketing, had an employment agreement with the Company that expired on April 30, 1996. Under the terms of that agreement, Ms. Fischer worked full time for the Company through July 31, 1995. From August 1, 1995 through December 31, 1995, she worked four days per week. From January 1, 1996 through April 30, 1996, she worked three days per week, after which Ms. Fischer's tenure as Vice President, Sales and Marketing, and as an employee of the Company ended. Under Ms. Fischer's employment agreement she received a salary of $150,000 per annum for full time work (i.e., five days per week with customary vacations), which amount was prorated for the number of days worked beginning in August 1995. Ms. Fischer may, from time to time in the future, render services to the Company on a consulting or part-time basis.

     The Company is the sole beneficiary of $1,000,000 term life insurance policies covering each of Messrs. Weiss and Rosenberg.

Options, Warrants or Rights

     1993 Option Plan

     In March 1993, the Company adopted its 1993 Stock Option Plan (the "1993 Option Plan") covering 58,126 shares of Common Stock, pursuant to which key employees, other than directors, of the Company were eligible to receive stock options, either incentive or non-qualified stock options. The 1993 Option Plan expires February 1, 2003 and is administered by the Board of Directors. The selection of participants, allotment of shares, determination of price and other conditions of the purchase of options are determined by the Board of Directors. Stock options granted under the 1993 Option Plan are exercisable for a period of up to ten years from the date of grant, unless the key employee is a substantial shareholder, as defined in the next succeeding sentence, in which event such options shall be exercisable for a period of up to five years. Incentive stock options are granted at not less than 100% of fair market value of the Common Stock on the date of grant, unless the key employee is a substantial shareholder, defined in the 1993 Option Plan as owning more than 10% of the total combined voting power of all classes of stock of the Company or a subsidiary thereof, in which event the exercise price of an incentive stock option is 110% of the fair market value of the Common Stock on the date of an option grant. The option price of non-qualified stock options granted under the 1993 Option Plan is not less than 100% of the fair market value of the Common Stock, unless the Board of Directors determines to grant options at a lower percentage. Generally, options are non-transferable except by the laws of descent and distribution. If an optionee ceases to be employed by the Company, the option will terminate three months after he ceases to be so employed (unless provided otherwise in the related option agreement in the case of a non-qualified stock option), and if the option is an incentive stock option, the option may be exercised one year from cessation of employment if caused by death or disability. Options may be exercised with cash, or with the consent of the Board of Directors, in whole or in part in shares of Common Stock having a fair market value on the date the option is exercised equal to that portion of the purchase price for which payment in cash is not made.


     As of May 31, 1996, options to acquire 58,126 shares of Common Stock had been granted under the 1993 Option Plan. At such date, 12,328 options had expired, 45,798 options remained outstanding and none had been exercised. All of the 45,798 outstanding options are incentive stock options with an exercise period of five years, expiring over periods from 1998 to 2000, exercisable at $2.595. No options were granted at discounts from the fair market value of the Common Stock on the date of grant.

     None of the named executive officers in the Summary Compensation Table were granted any options under the 1993 Option Plan in fiscal 1995.

     1995 Option Plan

     In May 1995, the Board of Directors adopted, and the Company's shareholders approved, the 1995 Option Plan, which was amended by the Board of Directors on August 23, 1996, to, among other things, provide for formula-based awards to Employee Directors and Non-Employee Directors. The amendment is subject to approval of shareholders. See Item 4, "Proposal to Amend the Company's 1995 Stock Option Plan."

     The 1995 Option Plan is described herein under the caption "Proposal to Amend the Company's 1995 Stock Option Plan."

     As of August 27, 1996, of 1,000,000 shares of Common Stock issuable under the 1995 Option Plan, 27,666 shares were issued and 972,334 shares were reserved for issuance under such plan. The 1995 Option Plan terminates upon the earlier of (i) the date on which all shares of Common Stock available for issuance thereunder have been issued, (ii) the termination of such plan by the Board of Directors, or (iii) March 1, 2005 and is administered by the

Committee (as defined herein). As of May 31, 1996, options to acquire 346,042 shares of Common Stock had been granted under the 1995 Option Plan. At such date, 2,500 options had expired, 343,542 options remained outstanding and none had been exercised. Of the 343,542 outstanding options, 206,700 are incentive stock options with an exercise period of 10 years, at exercise prices ranging from $1.125 per share to $2.375 per share. The remaining 136,842 options outstanding are non-qualified and are exercisable for 10 years at exercise prices ranging from $.005 per share to $2.50 per share. No named executive officer in the Summary Compensation Table received any options under the 1995 Option Plan in fiscal 1995. In January 1996, William Weiss and Sol Rosenberg each received options under the 1995 Option Plan for 50,000 shares of Common Stock exercisable at $2.375 per share and Michael Suleski received options under the 1995 Option Plan for 40,000 shares of Common Stock, 16,000 exercisable at $.005 and 24,000 exercisable at $2.375 per share. See Item 4, "Proposal to Amend the Company's 1995 Stock Option Plan."



                          SECURITY OWNERSHIP OF CERTAIN
                        BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth, as of August 27, 1996, the names and beneficial ownership of the Company's Common Stock for directors, individually itemized, and for directors and officers as a group, without naming them, and for each of the named executive officers disclosed in the Summary Compensation Table (see "Executive Compensation") and for shareholders known to the Company to beneficially own more than 5% of its voting securities.


Name and Address of               Amount and Nature of
Beneficial Owner*                 Beneficial Ownership(1)  Percent of Class (2)

William Weiss                     466,770(3)               6.0%

Sol Rosenberg                     310,918(4)               4.0%

Michael Suleski                   97,238(5)                1.3%

Helaine Fischer                   151,978(6)               2.0%

All directors and executive
officers as a group (3 persons)   873,932                  11.0%

- ----------
* Addresses are c/o PaperClip Imaging Software, Inc., Three University Plaza, Hackensack, New Jersey 07601.

**   Less than 1%.

(1) Based upon information furnished to the Company by either the directors and officers or obtained from the stock transfer books of the Company. The Company is informed that these persons hold sole voting and dispositive power with respect to the shares of Common Stock except as noted herein.

(2) Based on 7,721,347 shares of Common Stock outstanding. Does not include (i) 58,126 shares of Common Stock reserved for issuance under the 1993 Option Plan; (ii) 972,334 shares of Common Stock reserved for issuance under the 1995 Option Plan; (iii) 365,746 shares of Common Stock reserved for issuance under bridge warrants exercisable at $1.125 per share through April 2000; (iv) 45,608 shares of Common Stock reserved for issuance under warrants issued in connection with 8% secured notes, exercisable at $1.625 per share through August 8, 2002; (v) 3,599,500 shares of Common Stock reserved for issuance under Class A Warrants exercisable at $3.125 per share through August 9, 2000; (vi) 359,950 shares of Common Stock reserved for issuance under an option granted to Baron exercisable at $3.375 per share through 2000; and (vii) 359,950 shares of Common Stock reserved for issuance under Class A Warrants issuable under an option granted to Baron exercisable at $4.219 per share through 2000. For purposes of computing the percentage of outstanding shares held by each person or group of persons named in this table, any securities which such person or group of persons has the right to acquire within 60 days of August 27, 1996 is deemed to be outstanding for purposes of computing the percentage ownership of such person or persons, but is not deemed to be outstanding for the purpose of computing the percentage ownership of any other person.

(3) Includes (i) 50,000 shares of Common Stock underlying options granted to Mr. Weiss under the 1995 Option Plan; (ii) 26,668 shares of Common Stock held by the Sol Rosenberg Family 1994 Trust of which Mr. Weiss is one of the trustees; (iii) 9,000 shares of Common Stock underlying Class A Warrants owned by the Medical Registry, Inc. Profit Sharing Trust dated January 1, 1991 of which Mr. Weiss is a trustee and beneficiary; and (iv) 1,848 shares of Common Stock underlying warrants obtained in a private placement.

(4) Includes (i) 50,000 shares of Common Stock underlying options under the 1995 Option Plan and (ii) 26,668 shares of Common Stock held by the Sol Rosenberg Family 1994 Trust of which William Weiss and Mr. Rosenberg's spouse are the trustees and of which Mr. Rosenberg's spouse and children are the beneficiaries. Mr. Rosenberg disclaims beneficial ownership of the shares held by the Sol Rosenberg Family 1994 Trust.

(5) Includes (i) 15,408 shares of Common Stock underlying options granted to Mr. Suleski under the 1993 Option Plan; and (ii) 40,000 shares of Common Stock underlying options granted to Mr. Suleski under the 1995 Option Plan.

(6) Includes 4,236 shares of Common Stock underlying options granted to Ms. Fischer's spouse under the 1993 Option Plan. Ms. Fischer disclaims beneficial ownership of the shares underlying such options.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     In August 1994, at the request of the Company, some members of Moroze Sherman Gordon & Gordon, P.C., former counsel to the Company, accepted a note (the "MSG&G Note") in the face amount of $150,000 to evidence $150,000 of fees and disbursements due to such firm, and the holders thereof were issued warrants to purchase 18,490 shares. They agreed to extend the maturity of the MSG&G Note to the earlier of (i) September 30, 1995 or (ii) the consummation of the Company's initial public offering, and the MSG&G Note was paid from the proceeds of such public offering. In 1994 and 1995, the Company paid Moroze Sherman Gordon & Gordon, P.C. approximately $815,000 in legal fees and related disbursements (inclusive of the principal amount of the MSG&G Note), some of which amount related to services rendered in 1993.

     In July 1995, the Company issued (for benefits conferred upon the Company)

options to purchase 35,000 shares of Common Stock at $2.50 per share to David Gordon, and options to purchase 35,000 shares of Common Stock at $2.50 per share to Nahum Gordon, under the 1995 Option Plan. Such options became exercisable in full on October 15, 1995 and expire ten years from the date of grant.

     On February 27, 1995, Mr. Weiss loaned the Company $100,000 on a non-interest bearing basis. Such loan was repaid in two equal installments of $50,000 on March 13, 1995 and April 12, 1995, respectively, from revenues generated by the Company.


                                     Item 2

                         PROPOSAL TO AMEND THE COMPANY'S
                          CERTIFICATE OF INCORPORATION
                       TO INCREASE AUTHORIZED COMMON STOCK

     The Company's Certificate of Incorporation presently authorizes the issuance of 15,000,000 shares of Common Stock. As of August 27, 1996 there were 7,721,347 shares of Common Stock issued and outstanding and 5,761,214 reserved for issuance under the Company's

1993 and 1995 Stock Option Plans, Class A Warrants, and other outstanding warrants, options and convertible notes, leaving a balance of 1,517,439 authorized, unissued and unreserved shares of Common Stock.

     Because of the limited number of shares of Common Stock available to be issued, the Board of Directors has unanimously adopted resolutions approving an amendment of the Certificate of Incorporation of the Company, subject to approval of shareholders, to increase the authorized Common Stock from 15,000,000 shares to 30,000,000 shares. The Board recommends that shareholders approve the amendment to Article FOURTH of the Certificate of Incorporation to so increase the authorized Common Stock so that, as amended, Article FOURTH shall read as follows:

     "FOURTH: The total number of shares of stock which the corporation shall have the authority to issue is 30,000,000 shares of Common Stock, par value $.01 per share."

     The additional shares of Common Stock would become part of the existing class of Common Stock, and the additional shares, when issued, would have the same rights and privileges as the shares of Common Stock now issued. There are no pre-emptive rights relating to the Common Stock. If the proposed amendment is approved by the shareholders, it will become effective upon filing and recording a Certificate of Amendment as required by the General Corporation Law of the State of Delaware.

     Although the Company has no present plans, agreements, or understandings regarding the issuance of the proposed additional shares, the Board of Directors believes that adoption of the amendment is advisable because it will provide the Company with greater flexibility in connection with possible future financing transactions, acquisitions of other companies or business properties, stock dividends or splits, employee benefit plans, and other proper corporate purposes, and other programs to facilitate expansion and growth. Moreover, having such additional authorized shares available will give the Company the ability to issue shares without the expense and delay of a special meeting of shareholders. Such a delay might deprive the Company of the flexibility the Board views as important in facilitating the effective use of the Company's shares. Except as otherwise required by applicable law or the National Association of Securities Dealers Automated Quotation National Market System or the rules thereunder, authorized but unissued shares of Common Stock may be issued at such time, for such purposes, and for such consideration as the Board of Directors may determine to be appropriate, without further authorization by shareholders.

     Since the issuance of additional shares of Common Stock, other than on a pro rata basis to all current shareholders, would dilute the ownership interest of a person seeking to obtain control of the Company, such issuance could be used to discourage a change in control of the

Company by making it more difficult or costly. The Company is not aware of anyone seeking to accumulate Common Stock or obtain control of the Company, and has no present intention to use the additional authorized shares to deter a change in control.

     The affirmative vote of a majority of the outstanding shares of Common Stock entitled to vote thereon, by proxy or in person, is needed to approve the proposed amendment to the Company's Certificate of Incorporation to increase the authorized shares of Common Stock.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE PROPOSAL TO AMEND THE COMPANY'S CERTIFICATE OF INCORPORATION, AS SET FORTH ABOVE, AND YOUR PROXY WILL BE SO VOTED UNLESS YOU SPECIFY OTHERWISE.

                                     Item 3

          PROPOSAL TO AMEND THE COMPANY'S CERTIFICATE OF INCORPORATION
            TO CHANGE THE COMPANY'S NAME TO PAPERCLIP SOFTWARE, INC.

     On June 10, 1996, the Board of Directors unanimously approved an amendment to the Company's Certificate of Incorporation to change the Company's name to PaperClip Software, Inc, subject to approval of shareholders. This change is intended to make the Company's name more accurately reflect its business.

     As amended, Article FIRST of the Company's Certificate of Incorporation to reflect the Company's new name shall read as follows:


     "FIRST: The name of the corporation is PaperClip Software, Inc."

     The affirmative vote of a majority of the outstanding shares of Common Stock entitled to vote thereon, by proxy or in person, is needed to approve the proposed amendment to the Company's Certificate of Incorporation to change its name to PaperClip Software, Inc.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE PROPOSAL TO AMEND THE COMPANY'S CERTIFICATE OF INCORPORATION TO CHANGE ITS NAME TO PAPERCLIP SOFTWARE, INC., AND YOUR PROXY WILL BE SO VOTED UNLESS YOU SPECIFY OTHERWISE.

                                     Item 4

                         PROPOSAL TO AMEND THE COMPANY'S
                             1995 STOCK OPTION PLAN

     The Company's 1995 Option Plan, approved by shareholders in May 1995, provides for incentive and non-qualified stock options to purchase Common Stock to be issued to key employees, directors, former directors, consultants and other persons who have conferred substantial benefit upon the Company, in order to attract and retain such key personnel and executives with the ability to achieve the corporate objectives necessary to increase shareholder value. Such incentives encourage the holder to manage the Company's business in the best interests of shareholders by creating an identity of interest with the shareholders.

     On August 23, 1996, the Board of Directors unanimously approved certain amendments (the "Amendments") to the 1995 Option Plan (as amended, the "Amended and Restated 1995 Stock Option Plan"), subject to shareholder approval. The summary of the Amendments and material terms of the Amended and Restated 1995 Stock Option Plan, which is set forth below, should be read in conjunction with, and is qualified in its entirety by, reference to the complete text of the Amended and Restated 1995 Stock Option Plan, which is attached as Appendix A hereto.

Administration

     The Amendments provide that the Amended and Restated 1995 Stock Option Plan shall be administered by a committee (the "Committee") consisting of either the full Board of Directors or at least two directors, each of whom is an "outside director" as that term is defined for purposes of Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code"). Until there are members of the Board who qualify as "outside directors," the full Board will administer the Amended and Restated 1995 Stock Option Plan.

     The Committee has the full power and authority, subject to the provisions of the Amended and Restated 1995 Stock Option Plan, to designate participants, grant options and determine the terms of all options, other than options granted to Employee Directors and Non-Employee Directors pursuant to the formula described below. The Committee has the right to make adjustments with respect to options granted under the Amended and Restated 1995 Stock Option Plan in order to prevent unfair dilution or enlargement of the rights of any holder. The Amendments provide that members of the Board of Directors are not eligible to receive options under the Amended and Restated 1995 Stock Option Plan other than pursuant to the formula based awards for Employee Directors and Non-Employee Directors described below.

Stock Options

     The terms of specific options granted under the Amended and Restated 1995 Stock Option Plan are determined by the Committee, other than in the case of formula based awards to Employee Directors and Non-Employee Directors. The per share exercise price of the Common Stock subject to an option shall not be less than 100% of the fair market value of the Common Stock on the date of grant, unless, with respect to an option which is not an incentive stock option, the Board approves a lower percentage with respect to such option. However, in the case of an incentive stock option granted to a holder of shares representing at least 10% of the total combined voting power of all classes of stock of the Company or the parent or a subsidiary thereof (a "Substantial Shareholder"), the per share exercise price shall not be less than 110% of the fair market value of the Common Stock on the date of grant. The term of each option shall be determined by the Committee, but no option shall be exercisable after ten years have elapsed from the date upon which the option is granted. However, if an incentive stock option is granted to a Substantial Holder, the term of such option shall not exceed five years.

     Upon the exercise of an option (including option grants to Employee Directors and Non-Employee Directors under the provision for automatic grants described below), the option holder shall pay the Company the exercise price plus the amount of the required federal and state withholding taxes, if any. The Amendments would allow an optionee, subject to approval of the Committee, to pay the exercise price in shares of Common Stock, only if such Common Stock has been held by the optionee for the requisite period necessary to avoid a charge to the Company's earnings for financial reporting purposes (and otherwise meeting any other requirements to avoid such charge). The Amendments would also allow an optionee, subject to approval of the Committee, to pay the exercise price pursuant to a broker-assisted cashless-exercise program established by the Committee; provided in each case that such methods avoid "short-swing" profits to the optionee under Section 16(b) of the Exchange Act. Withholding taxes due upon such exercise may also be satisfied pursuant to such broker-assisted cashless-exercise program. The Amendments limit the availability of the alternative to pay the exercise price pursuant to a broker-assisted cashless-exercise program so that such alternative is not available with respect to incentive stock options outstanding as of the date of shareholder approval of the Amended and Restated 1995 Stock Option Plan.

     The Amendments also include certain other technical amendments to the Amended and Restated 1995 Stock Option Plan, including, but not limited to (i) the ability of the Committee to employ and rely on the advice of attorneys, consultants and accountants, (ii) the ability for an optionee to, in a manner established by the Committee, designate a beneficiary to exercise his rights, and to receive any property distributable, with respect to any option upon the death of such optionee, and (iii) expanding the termination provision of the Amended and Restated 1995 Stock Option Plan so that, instead of terminating on March 1, 2005, such plan will terminate upon the earlier of (x) the date on which all shares of Common Stock available for issuance thereunder shall have been issued, (y) the termination of such plan by the Board of Directors, or (z) March 1, 2005.

     The market value of the Common Stock underlying options granted, or to be granted, under the Amended and Restated 1995 Stock Option Plan as of August 27, 1996 was $1,944,668.00.

Option Grants to Employee Directors and Non-Employee Directors

     The Amendments add to the Amended and Restated 1995 Stock Option Plan a provision for automatic annual grants of stock options to Employee Directors and Non-Employee Directors. As of the date on which the shareholders approve the Amendments, each (i) Employee Director who is a member of the Board on December 31 of a year during the term of the Amended and Restated 1995 Stock Option Plan shall be eligible to receive a non-qualified stock option to purchase one percent (1%) of the outstanding Common Stock of the Company on the date of grant on the first business day of the following year and (ii) Non-Employee Director who is a member of the Board on December 31 of a year during the term of the Amended and Restated 1995 Stock Option Plan shall be eligible to receive a non-qualified stock option to purchase one-fourth of one percent (1/4%) of the outstanding Common Stock of the Company on the date of grant on the first business day of the following year. The exercise price of the shares of Common Stock subject to options granted to each such director shall be 100% of the fair market value of the shares of Common Stock on the date of grant. Options granted to such directors may only be exercised within ten years of the date of grant. Such options terminate (i) three months after termination of the director's service as a director of the Company (or if the director is also an employee or consultant of the Company, three months after termination of such director's service in all such capacities) for any reason other than disability (as such term is defined by Section 22(e)(3) of the Code) or death, (ii) three months after the date the director ceases to serve as a director of the Company due to disability or (iii) (A) twelve months after the date the director ceases to serve as a director due to the death of the director or (B) three months after the death of the director if such death shall occur during the three month period following the date the director ceased to serve as a director of the

Company due to disability. Except as discussed therein, options granted to Employee Directors and Non-Employee Directors are on the same terms and conditions as all other options granted pursuant to the Amended and Restated 1995 Stock Option Plan. Notwithstanding the foregoing, the Company reserves the right in the Amendments to grant options to Employee Directors and Non-Employee Directors under the other provisions of the Amended and Restated 1995 Stock Option Plan at such time as the Committee shall be composed of at least two "outside directors" and to dispense, at that time, with the provision for automatic annual grants of stock options to such directors.

     The following table sets forth the amount of options which would have been granted to the three nominees in January 1996 under the Amended and Restated 1995 Stock Option Plan if the Amended and Restated 1995 Stock Option Plan had been in effect in December 1995:

- --------------------------------------------------------------------------------
Name and Position                                             Number of Options
- --------------------------------------------------------------------------------
William Weiss                                                        71,995
Chief Executive Officer, Treasurer and Director
- --------------------------------------------------------------------------------
Sol Rosenberg                                                        71,995
President, Chief Technology Officer and Director
- --------------------------------------------------------------------------------
Michael Suleski                                                      71,995
Vice President (Engineering), Secretary and Director
- --------------------------------------------------------------------------------

Federal Income Tax Consequences

     Set forth below is a description of the federal income tax consequences under the Code, of the grant and exercise of the benefits awarded under the Amended and Restated 1995 Stock Option Plan.

     There will be no federal income tax consequences to employees, directors, consultants or the Company on the grant of a non-qualified stock option. On the exercise of a non-qualified stock option, the employee, consultant or director generally will have taxable ordinary income equal to the excess of the fair market value of the shares of Common Stock received on the exercise date over the option price of such shares. The Company will be entitled to a tax deduction in an amount equal to such excess, provided the Company complies with applicable withholding and/or reporting requirements. Any ordinary income realized by an employee, consultant or director upon exercise of a non-qualified stock option will increase his tax basis in the Common Stock thereby acquired. Upon the sale of Common Stock acquired by exercise of a non-qualified stock option, employees, consultants and directors will realize long-term or short-term capital gain or loss depending upon their holding period for such stock. An employee, consultant or director who surrenders shares of Common Stock in payment of the exercise price of a non-qualified stock option will not recognize gain or loss on his surrender of such shares, but will recognize ordinary income on the exercise of the non-qualified stock option as described above. Of the shares received in such an exchange, that number of shares equal to the number of shares surrendered will have the same tax basis and capital gains holding period as the shares surrendered. The balance of the shares received will have a tax basis equal to their fair market value on the date of exercise, and the capital gains holding period will begin on the date of exercise.

     With respect to incentive stock options, no compensation income is recognized by a participant, and no deduction is available to the Company upon either the grant or exercise of an incentive stock option. However, the difference between the exercise price of an incentive stock option and the market price of the Common Stock acquired on the exercise date will be included in alternative minimum taxable income of a participant for the purposes of the "alternative minimum tax." Generally, if an optionee holds the shares acquired upon exercise of incentive stock options until the later of (i) two years from the grant of the incentive stock options or (ii) one year from the date of acquisition of the shares upon exercise of incentive stock options, any gain recognized by the participant on a sale of such shares will be treated as capital gain. The gain recognized upon the sale is the difference between the option price and the sale price of the Common Stock. The net federal income tax effect on the holder of incentive stock options is to defer, until the shares are sold, taxation of any increase in the value of the Common Stock from the time of grant to the time of exercise. If the optionee sells the shares prior to the expiration of the holding period set forth above, the optionee will realize ordinary compensation income generally in the amount equal to the difference between the exercise price and the fair market value on the date of exercise. The compensation income will be added to the optionee's basis for purposes of determining the gain on the sale of the shares. Such gain will be capital gain if the shares are held as capital assets. If the application of the above-described rule would result in a loss to the optionee, the compensation income required to be recognized thereby would be limited to the excess, if any, of the amount realized on the sale over the basis of the shares sold. If an optionee disposes of shares obtained upon exercise of an incentive stock option prior to the expiration of the holding period described above, the Company will be entitled to a deduction in the amount of the compensation income that the optionee recognizes as a result of the disposition.

     If the Company delivers cash, in lieu of fractional shares, the employee will recognize ordinary income equal to the cash paid and the fair market value of any shares issued as of the date of exercise. An amount equal to any such ordinary income will be deductible by the Company, provided it complies with applicable withholding requirements.

     Section 162(m) of the Code generally limits the annual deduction available to a publicly held corporation for applicable remuneration paid to the Chief Executive Officer and certain other highly compensated individuals to $1,000,000 per year. Regulations promulgated under Section 162(m) of the Code provide that compensation payable pursuant to a plan or arrangement (such as the Amended and Restated 1995 Stock Option Plan), which was in existence during the period prior to the time that the corporation became publicly-held, is not subject to, or counted toward, the $1,000,000 limitation; provided that the corporation made certain required disclosures at the time of its initial public offering. Accordingly, the options granted under the Amended and Restated 1995 Stock Option Plan will be exempt from the provisions of Code Section 162(m) so long as they are not "materially modified."

     The Amended and Restated 1995 Stock Option Plan is not subject to any provisions of the Employee Retirement Income Security Act of 1974 and is not required to be qualified under Section 401(a) of the Code.

     The affirmative vote of a majority of the shares present at the meeting entitled to vote thereon, by proxy or in person, is required to approve the Amendments.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE PROPOSAL TO AMEND AND RATIFY THE COMPANY'S 1995 STOCK OPTION PLAN, AS SET FORTH ABOVE, AND YOUR PROXY WILL BE SO VOTED UNLESS YOU SPECIFY OTHERWISE.

                                    AUDITORS

     The Board of Directors has reappointed Arthur Andersen LLP as its independent accountants to audit the financial statements of the Company for the current fiscal year. That firm has acted as accountants for the Company since 1992.

     A representative of Arthur Andersen LLP is expected to be present at the Annual Meeting and will have the opportunity to make a statement if desired to do so. The representative will also be available to respond to appropriate questions from any shareholder present at the meeting.

                       SUBMISSION OF SHAREHOLDER PROPOSALS

     Any shareholder proposal to be considered by the Company for inclusion in the 1997 Proxy Statement must be received by the Company not later than June 2, 1997. Any such proposal should be sent to the Secretary of the Company, Three University Plaza, Hackensack, New Jersey 07601. Any such proposal should provide the reason for it, the complete text of any resolution and other specified matters, and must comply with Rule 14a-8 of Regulation 14A of the proxy rules of the Securities and Exchange Commission.

                                  OTHER MATTERS

     Management is not aware of any other matter to be presented for action at the meeting other than the proposals to (i) elect directors, (ii) amend the Certificate of Incorporation to increase the authorized shares of Common Stock from 15,000,000 shares to 30,000,000 shares, (iii) amend the Certificate of Incorporation to change the Company's name, and (iv) to approve the Amendments to the Company's 1995 Option Plan as set forth in the accompanying Notice of Annual Meeting and in this Proxy Statement, and management does not intend to bring any other matter before the meeting. However, if any other matter should be presented at the meeting, it is the intention of the persons named in the accompanying proxy to vote said proxy in accordance with their best judgment and in the best interests of the Company.

                    AVAILABILITY OF FORM 10-KSB ANNUAL REPORT

     A copy of the Company's Annual report on Form 10-KSB and Form 10-KSB/A for the year ended December 31, 1995, has been included in this Proxy Statement, but exclusive of certain exhibits filed therewith. These exhibits are available without charge to shareholders of record on September 26, 1996 upon request to Michael Suleski, Secretary, Three University Plaza, Hackensack, New Jersey 07601.


                       BY ORDER OF THE BOARD OF DIRECTORS

                           Michael Suleski, Secretary

Hackensack, New Jersey
August 28, 1996

                                   Appendix A

                        PAPERCLIP IMAGING SOFTWARE, INC.
                   AMENDED AND RESTATED 1995 STOCK OPTION PLAN


     PAPERCLIP IMAGING SOFTWARE, INC. hereby adopts an amended and restated stock option plan upon and subject to the terms and provisions set forth below for the benefit of certain of its key employees, directors, former directors, consultants, and other persons who have conferred substantial benefit upon the Company.

     1. Definitions. The following terms shall have the meanings set forth below whenever used in this instrument:

     a.   The word "Board" shall mean the Board of Directors of the Company.

     b. The word "Code" shall mean the United States Internal Revenue Code of 1986, as amended from time to time (Title 26 of the United States
          Code).

     c. The word "Committee" shall mean the Compensation Committee designated by the Board to administer the Plan and consisting of either the full Board or at least two directors, each of whom is an "outside director" as that term is defined for purposes of Section 162(m) of the Code. Until there are members of the Board who qualify as "outside directors," the Committee shall consist of the full Board.

     d. The words "Common Stock" shall mean the common shares, $.01 par value per share, of the Company.

     e. The word "Company" shall mean PaperClip Imaging Software, Inc., a Delaware Corporation, and any successor thereto which shall maintain this Plan.

     f.   The words "Fair Market Value" shall have the meaning set forth in
          Section 7(a) hereof.

     g. The words "Incentive Stock Option" shall mean any option which qualifies as an incentive stock option under terms of Section 422 of the Code or any successor provision thereto.

     h. The words "Key Employee" shall mean any person whose performance as an employee of the Company or a Subsidiary is, in the judgment of the

          Committee, important to the successful operation of the Company or a Subsidiary.

     i. The words "Non-Qualified Stock Option" shall mean an option granted under Section 7 of the Plan that is not an Incentive Stock Option, including any option granted under Section 8 hereof.

     j. The word "Optionee" shall mean any Key Employee, director, former director, or consultant or other person (who has conferred substantial benefit upon the Company), to whom a stock option has been granted pursuant to this Plan.

     k. The word "Parent" shall mean any corporation which owns, directly or indirectly, stock of the Company possessing at least 50% of the total combined voting power of all classes of stock of the Company.

     l. The word "Plan" shall mean the PaperClip Imaging Software, Inc. Amended and Restated 1995 Stock Option Plan, as set forth in this document, and as it may be amended hereafter.

     m. The word "Subsidiary" shall mean any corporation in which the Company owns, directly or indirectly, stock possessing at least 50% of the total combined voting power of all classes of stock of such corporation.

     n. The words "Substantial Shareholder" shall mean any Optionee who owns more than 10% of the total combined voting power of all classes of stock of either the Company or any Parent or Subsidiary. Ownership shall be determined in accordance with Section 424(d) of the Code and lawful applicable regulations thereof.

     2. Purpose of the Plan. The purpose of the Plan is to provide Key Employees, directors, former directors, consultants, and other persons who have conferred substantial benefit upon the Company, with greater incentive to serve and promote the interests of the Company and its shareholders and/or to reward such persons for extraordinary services rendered to the Company or on its behalf or substantial benefit conferred upon it. Accordingly, the Company will, from time to time during the effective period of the Plan, grant to such Key Employees, directors, former directors, consultants, and other persons who have conferred substantial benefit upon the Company, as may be selected to participate in the Plan, options to purchase Common Stock on the terms and subject to the conditions set forth in the Plan.

     3. Effective Date of the Plan. The Plan became effective as of May 1, 1995, subject to approval by holders of a majority of the outstanding shares of voting capital stock of the Company, which was obtained in May 1995.


     4. Administration of the Plan. (a) The Plan shall be administered by the Committee. A majority of the Committee shall constitute a quorum, and the acts of a majority of the members present at any meeting at which a quorum is present, or acts approved in writing by all of the members, shall be acts of the Committee.

     (b) Subject to the terms and conditions of the Plan and applicable law, and except as provided in Section 8 hereof, and in addition to the other authorizations granted to the Committee under the Plan, the Committee shall have full and final authority in its absolute discretion:

    i. to select the Key Employees, former directors, consultants, and other persons who have conferred substantial benefit upon the Company, other than any member of the Board, to whom options will be granted;

    ii. to determine the number of shares of Common Stock subject to any option;

    iii.  to determine the time when options will be granted;

    iv.   to determine the terms and conditions of any option;

    v.    to determine the time when each option may be exercised;

    vi. to determine at the time of grant of an option whether and to what extent such option is an Incentive Stock Option;

    vii. to prescribe the form of the option agreements governing the options which are granted under the Plan and to set the provisions of such option agreements as the Committee may deem necessary or desirable, provided such provisions are not contrary to the terms and conditions of either the Plan or, where the option is an Incentive Stock Option,
          Section 422 of the Code;

    viii. to adopt, amend, and rescind such rules and regulations as, in the Committee's opinion, may be advisable in the administration of the Plan; and

    ix. to construe, interpret and administer the Plan, the rules and regulations and the instruments evidencing options granted under the Plan and to make all other determinations deemed necessary or advisable for the administration of the Plan.

     (c) Any decision made or action taken by the Committee in connection with the administration, interpretation, and implementation of the Plan and of its rules and regulations, shall, to the extent permitted by law, be conclusive and binding upon all Optionees under the Plan and upon any person claiming under or through such an Optionee. The Committee may employ attorneys, consultants, accountants or other persons and the Committee, the Company and its officers and the Board shall be entitled to rely upon the advice, opinions or valuations of any such persons. Neither the Committee nor any of its members shall be liable for any act taken in good faith by the Committee pursuant to the Plan. No member of the Committee shall be liable for the act of any other member.

     5. Persons Eligible for Options. Subject to the restrictions herein contained, options may be granted from time to time in the discretion of the Committee only to such Key Employees, former directors, consultants and other persons who have conferred substantial benefit upon the Company, as designated by the Committee, whose initiative and efforts, in the Committee's judgment, have contributed or may be expected to contribute to the continued growth and future success of the Company and/or its Subsidiaries. Except as provided in
Section 8 hereof, the Board shall not be eligible to receive an option under the Plan. No option shall be granted to any Key Employee during any period of time when he is on leave of absence. The Committee may grant more than one option to the same Optionee.

     6. Shares Subject to the Plan. a. Subject to the provisions of paragraph
(b) of this Section 6, the aggregate number of shares of Common Stock for which options may be granted under the Plan shall be 1,000,000 shares of Common Stock (as adjusted for a 2 for 1 stock split effective as of May 31, 1996), each of which may be the subject of an Incentive Stock Option as the Committee may determine in its sole discretion. Either treasury or authorized and unissued shares of Common Stock, or both, in such amounts, within the maximum limit of the Plan, as the Committee shall from time to time determine, may be so issued. All shares of Common Stock which are the subject of any lapsed, expired or terminated options may be made available for reoffering under the Plan to any Optionee. If an option granted under this Plan is exercised, any Common Stock which is the subject thereof shall not thereafter be available for reoffering under the Plan.

     b. In the event that subsequent to the date of adoption of the Plan by the Board, the outstanding shares of Common Stock are, as a result of a stock split, stock dividend, combination or exchange of shares, exchange for other securities, reclassification, reorganization, redesignation, merger, consolidation, recapitalization or other such change, including without limitation any transaction described in Section 424(a) of the Code, increased or decreased or changed into or exchanged for a different number or kind of shares of stock or other securities of the Company, then (i) there shall automatically be substituted for each share of Common Stock subject to an unexercised option granted under the Plan and each share of Common Stock available for additional grants of options under the Plan the number and kind of shares of stock or other securities into which each outstanding share of Common Stock shall be exchanged,
(ii) the option price per share of Common Stock or unit of securities shall be increased or decreased proportionately so that the aggregate purchase price for the securities subject to the option shall remain the same as immediately prior to such event, and (iii) the Committee shall make such other adjustments to the securities subject to options, the provisions of the Plan, and option agreement as may be appropriate, equitable and in compliance with the provisions of Section 424(a) of the Code to the extent applicable and any such adjustment shall be final, binding and conclusive as to each Optionee; provided, however, in each case, that (y) with respect to Incentive Stock Options, no such adjustment shall be authorized to the extent that such adjustment would cause the Plan to violate Section 422 of the Code or any successor provision thereto; and (z) any such adjustment shall provide for the elimination of fractional shares.

     7. Option Provisions. The Committee is hereby authorized to grant options to Key Employees, former directors, consultants and other persons who have conferred substantial benefit upon the Company, as designated by the Committee, upon the following terms and conditions (except to the extent otherwise provided in Section 8 hereof) and with such additional terms and conditions, in either case not inconsistent with the provisions of the Plan, as the Committee shall determine:

     a. Option Price. The option price per share of Common Stock which is the subject of an Incentive Stock Option shall be determined by the Committee at the time of grant but shall not be less than one hundred percent (100%) of the Fair Market Value of a share of Common Stock on the date the option is granted; provided, however, that if a Key Employee to whom an Incentive Stock Option is granted is, at the time of the grant, a Substantial Shareholder, the option price per share of Common Stock shall be determined by the Committee but shall not be less than one hundred ten percent (110%) of the Fair Market Value of a share of Common Stock on the date the option is granted. The option price per share of Common Stock under each option granted pursuant to the Plan which is not an Incentive Stock Option shall be determined by the Committee at the time of grant but shall not be less than one hundred percent (100%) of the Fair Market Value of a share of Common Stock on the date the option is granted, unless the Board shall have approved a lower percentage with respect to such option. Such Fair Market Value shall be determined in accordance with procedures to be established by the Committee (the "Fair Market Value"). The day on which the Committee approves the granting of an option shall be deemed for all purposes hereunder the date on which the option is granted.

     b. Term of Option. The Committee shall determine when each option is to expire, but no option shall be exercisable after ten (10) years have elapsed from the date upon which the option is granted; provided, however, that no Incentive Stock Option granted to a person who is a Substantial Shareholder at the time of the grant of such option shall be exercisable after five (5) years have elapsed from the date upon which the option is granted.

     c. Limitation on Exercise and Transfer of Option. Except as otherwise provided in paragraph (e) of this Section 7, only the Optionee (personally) may exercise an option; provided, however, that, under applicable law with respect to any option that is not an Incentive Stock Option, a guardian or other legal representative who has been duly appointed for such Optionee may exercise such option on behalf of the Optionee. Subject to Section 422 of the Code, no option granted hereunder, and no right under any such option, shall be assignable, alienable, saleable or transferable otherwise than by will or by the laws of descent and distribution; provided, however, that, if so determined by the Committee, an Optionee may, in the manner established by the Committee, designate a beneficiary or beneficiaries to exercise the rights of the Optionee, and to receive any property distributable, with respect to any option upon the death of the Optionee. No option granted hereunder, and no right under any such option, may be pledged or hypothecated, nor shall any such option be subject to execution, attachment or similar process and any purported pledge, hypothecation, execution or attachment thereof shall be void and unenforceable against the Company or any Parent or Subsidiary.

     d. Conditions Governing Exercise of Option. The Committee may, in its absolute discretion, either require that, prior to the exercise of any option granted hereunder, the Optionee shall have been an employee for a specified period of time after the date such option was granted, or make any option granted hereunder immediately exercisable. Each option shall be subject to such additional restrictions or conditions with respect to the time and method of exercise as shall be prescribed by the Committee. Upon satisfaction of any such conditions, the option (including an option granted under the provision for automatic grants contained in Section 8 hereof) may be exercised in whole or in part at any time during the option period. Options shall be exercised by the Optionee giving written notice to the Company of the Optionee's exercise of the option accompanied by full payment of the purchase price either in cash or, with the consent of the Committee, in whole or in part (i) in shares of Common Stock held by the Optionee for the requisite period necessary to avoid a charge to the Company's earnings for financial reporting purposes (and otherwise meeting any other requirements to avoid such charge) having a Fair Market Value on the date the option is exercised equal to that portion of the purchase price for which payment in cash is not made or (ii) pursuant to a broker-assisted cashless-exercise program established by the Committee; provided in each case that such methods avoid "short-swing" profits to the Optionee under
Section 16(b) of the Exchange Act. Notwithstanding any of the foregoing, the alternative referenced in (ii) shall not be available with respect to Incentive Stock Options outstanding as of the date of stockholder approval of the Plan. A dissolution or liquidation of the Company or, unless the surviving corporation assumes said options, a merger or consolidation in which the Company is not the surviving corporation, shall cause each outstanding option to terminate, provided that during the option term each Optionee shall have the right during the period prescribed in the option agreement prior to such dissolution or liquidation, or merger or consolidation in which the Company is not the surviving corporation, to exercise his option in whole or in part.

     e. Termination of Employment, Etc. If an Optionee who is a Key Employee ceases to be an employee of the Company, and all Subsidiaries, his option shall, unless otherwise provided in Section 8 hereof or in the option agreement between the Optionee and the Company, terminate on the date which is three (3) months after such date to exercise all or any part of the option. An Optionee's employment shall not be deemed to have terminated while he is on a military, sick or other bona fide approved leave of absence from the Company or a Subsidiary as such a leave of absence is described in Section 1.421-7(h) of the Federal Income Tax Regulations or any lawful successor regulations thereto. If the stock option is an Incentive Stock Option, no option agreement shall:

     i. permit any Optionee to exercise any Incentive Stock Option more than three (3) months after the date the Optionee ceased to be employed by the Company or any Subsidiary if the reason for the Optionee's cessation of employment was other than his death or his disability (as such term is defined by Section 22(e)(3) of the Code); or

     ii. permit any Optionee to exercise any Incentive Stock Option more than twelve (l2) months after the date the Optionee ceased to be employed by the Company or any Subsidiary if the reason for the Optionee's cessation of employment was the Optionee's disability (as such term is defined by Section 22(e)(3) of the Code); or

     iii. permit any person to exercise any Incentive Stock Option more than twelve (l2) months after the date the optionee ceased to be employed by the Company or any Subsidiary if either (A) the reason for the Optionee's cessation of employment was his death or (B) the Optionee died within three (3) months after ceasing to be employed by the Company or any Subsidiary.

If any option is, by the terms of the option agreement related to such option, exercisable following the Optionee's death, then such option shall be exercisable by the Optionee's estate, or the person designated in the Optionee's Last Will and Testament, or the person to whom the option was transferred by the applicable laws of descent and distribution.

     f. Limitations on Grant of Incentive Stock Options. During the calendar year in which any Incentive Stock Option granted under this Plan, or any other plan of the Company or a Parent or Subsidiary, first becomes exercisable, the aggregate Fair Market Value of the shares of Common Stock which are subject to such Incentive Stock Option (determined as of the date the Incentive Stock Option was granted) shall not exceed the sum of One Hundred Thousand dollars ($100,000). Options which are not designated as Incentive Stock Options shall not be subject to the limitations described in the preceding sentence and shall not be counted when applying such limitation.

     g. Prohibition of Alternative Options. It is intended that Optionees who are Key Employees may be granted, simultaneously or from time to time, Incentive Stock Options or other stock options, but no Key Employees shall be granted alternative rights in Incentive Stock Options and other stock options so as to prevent options granted as Incentive Stock Options from qualifying as such within the meaning of Section 422 of the Code.

     8. Options Awarded to Directors. Each director who is a member of the Board and an executive officer of the Company on December 31 of a year during the term of the Plan shall automatically be granted a Non-Qualified Stock Option to purchase one percent (1%) of the outstanding Common Stock of the Company on the date of grant on the first business day of the following year. Each director who is a member of the Board and is not an executive officer of the Company on December 31 of a year during the term of the Plan shall automatically be granted a Non-Qualified Stock Option to purchase one-fourth of one percent (1/4%) of the outstanding Common Stock of the Company on the date of grant. All options granted pursuant to this Section 8 shall (a) be at an exercise price per share of Common Stock equal to 100% of the Fair Market Value of a share of Common Stock on the date of the grant; (b) have a term of ten (10) years; (c) terminate
(i) three (3) months after termination of a director's service as a director of the Company (or if the director is also an employee or consultant of the Company, three (3) months after termination of such director's service in all such capacities) for any reason other than disability (as such term is defined by Section 22(e)(3) of the Code) or death, (ii) three (3) months after the date the director ceases to serve as a director of the Company due to disability (as such term is defined by Section

22(e)(3) of the Code), or (iii) (A) twelve (12) months after the date the director ceases to serve as a director due to death or (B) three (3) months after the death of the director if the director died during the three month period following the date the director ceased to serve as a director of the Company due to disability (as such term is defined by Section 22(e)(3) of the Code); and (d) be otherwise on the same terms and conditions as all other options granted pursuant to the Plan. Notwithstanding any of the foregoing, the Company reserves the right to grant options to directors under the other provisions of the Plan upon the Committee being composed of at least two "outside directors" and to dispense, at that time, with the automatic option grants to directors provided in this Section 8.

     9. Amendments to the Plan. (a) Except to the extent prohibited by applicable law and unless otherwise expressly provided in an option agreement or in the Plan, the Committee is authorized to interpret the Plan and from time to time adopt any rules and regulations for carrying out the Plan that it may deem advisable. Subject to the approval of the Board, the Committee may at any time amend, modify, suspend or terminate the Plan. In no event, however, without the approval of the Company's shareholders, shall any action of the Committee or the Board result in:

     i. amending, modifying or altering the eligibility requirements provided in Section 5 hereof; or

     ii. increasing or decreasing, except as provided in Section 6 hereof, the maximum number of shares of Common Stock for which options may be granted; or

     iii. decreasing the minimum option price per share of Common Stock at which options may be granted under the Plan, as provided in Section 7(a) hereof; or

     iv. extending either the maximum term during which an option is exercisable as provided in Section 7(b) hereof or the date on which the Plan shall be terminated as provided in Section 14 hereof; or

     v.   changing the requirements relating to the Committee; or

     vi.  making any other change which would cause any option granted under the

          Plan as an Incentive Stock Option not to qualify as an Incentive Stock Option; or

     vii. amending, modifying or altering the plan to the extent that such action would require approval of the Company's shareholders under
          Section 162 (m) of the Code;

except as necessary to conform the Plan and the option agreements to changes in the Code or other governing law. However, no such amendment, modification or alteration shall, without the consent of the option holders, adversely affect their rights and obligations under their outstanding options.

     (b) Correction of Defects, Omissions, and Inconsistencies. The Committee may correct any defect, supply any omission or reconcile any inconsistency in the Plan or any option granted under the Plan in the manner and to the extent it shall deem desirable to carry the Plan into effect.

     10. Election to Have Shares Withheld. Except with respect to an option which at the time of grant was intended to be an Incentive Stock Option, in combination with or in substitution for cash withholding or any other legal method of satisfying federal and state withholding tax liability, an Optionee may elect to participate in a broker-assisted cashless-exercise program and have the proceeds of the shares of Common Stock held by the Optionee sold pursuant to such broker-assisted cashless-exercise program withheld by the Company in order to satisfy federal and state withholding tax liability (a "share withholding election"); provided, (i) the Committee shall not have revoked its advance approval of the option holder's share withholding election; and (ii) the election to satisfy such tax liability through such broker-assisted cashless-exercise program is made on or prior to the date on which the amount of withholding tax liability is determined.

11. Investment Representation, Approvals and Listing. The Committee may condition its grant of any option hereunder upon receipt of an investment representation from the Optionee which shall be substantially similar to the following:

          "Optionee agrees that any shares of Common Stock of PaperClip Imaging Software, Inc. (the "Company") which he may acquire by virtue of the exercise of this option shall be acquired for investment purposes only and not with a view to distribution or resale; provided, however, that this restriction shall become inoperative in the event the underlying shares of Common Stock of the Company which are subject to this option shall be registered under the Securities Act of 1933, as amended, or in the event there is presented to the Company an opinion of counsel satisfactory to counsel for the Company to the effect that the offer or sale of the shares of Common Stock of the

     Company which are subject to this option may lawfully be made without registration under the Securities Act of 1933, as amended."

The Company shall not be required to issue any certificates for shares of Common Stock upon the exercise of an option granted under the Plan prior to
(i) obtaining any approval from any
governmental agency which the Committee shall, in its sole discretion, determine to be necessary or advisable, (ii) the admission of such shares to listing on any national securities exchange on which the shares of Common Stock may be listed, (iii) completion of any registration or other qualification of the shares of Common Stock under any state or federal law or ruling or regulations of any governmental body which the Committee shall, in its sole discretion, determine to be necessary or advisable, or the determination by the Committee, in its sole discretion, that any registration or other qualification of the shares of Common Stock is not necessary or advisable, and (iv) obtaining an investment representation from the Optionee in the form set forth above or in such other form as the Committee, in its sole discretion, shall determine to be adequate.

     12. General Purposes.

     a. No Right to Awards or Equal Terms. No Key Employee, consultant, former director or other person who has conferred substantial benefit upon the Company shall have any claim to be granted an option under the Plan. The form and substance of option agreements, whether granted at the same or different times, need not be identical.

     b. No Limit on Other Plans. Nothing contained in the Plan shall prevent the Company or any Parent or Subsidiary from adopting or continuing in effect other or additional compensation arrangements and such arrangements may be either generally applicable or applicable only in specific cases.

     c. No Right to be Employed, Etc. Nothing in the Plan or in any option agreement shall confer upon any Optionee any right to continue in the employ of the Company or any Subsidiary, or to serve as a member of the Board, or to be entitled to receive any remuneration or benefits not set forth in the Plan or such option agreement, or to interfere with or limit either the right of the Company or any Subsidiary to terminate the employment of such Optionee at any time or the right of the shareholders of the Company to remove him as a member of the Board with or without cause.

     d. Optionee Does Not Have Rights of Shareholder. Nothing contained in the Plan or in any option agreement shall be construed as entitling any Optionee to any rights of a shareholder as a result of the grant of an option until such time as shares of Common Stock are actually issued to such Optionee pursuant to the exercise of an option.

     e. Successors in Interest. The Plan shall be binding upon the successors and assigns of the Company.

     f. No Liability Upon Distribution of Shares. The liability of the Company under the Plan and any distribution of shares or Common Stock made hereunder is limited to the obligations set forth herein with respect to such distribution and no term or provision of the Plan shall be construed to impose any liability on the Company or the Committee in favor of any person with respect to any loss, cost or expense which the person may incur in connection with or arising out of any transaction in connection with the Plan.

     g. Use of Proceeds. The cash proceeds received by the Company from the issuance of shares of Common Stock pursuant to the Plan will be used for general corporate purposes.

     h. Expenses. The expenses of administering the Plan shall be borne by the Company.

     i. Captions. The captions and section numbers appearing in the Plan are inserted only as a matter of convenience. They do not define, limit, construe or describe the scope or intent of the provisions of the Plan.

     j. Number. The use of the singular or plural herein shall not be restrictive as to number and shall be interpreted in all cases as the context may require.

     k. Gender. The use of the feminine, masculine or neuter pronoun shall not be restrictive as to gender and shall be interpreted in all cases as the context may require.

     l. No Fractional Shares. No fractional shares of Common Stock shall be issued or delivered pursuant to the Plan or any option granted under the Plan, and the Committee shall determine whether cash, other securities, or other property shall be paid or transferred in lieu of any fractional shares of Common Stock or whether such fractional shares of Common Stock or any rights thereto shall be canceled, terminated, or otherwise eliminated.

     m. Severability. If any provision of the Plan or any option granted under the Plan is or becomes or is deemed to be invalid, illegal, or unenforceable in any jurisdiction, or would disqualify the Plan or any option granted under the

Plan under any law deemed applicable by the Committee, such provision shall be construed or deemed amended to conform to applicable laws, or if it cannot be construed or deemed amended without, in the determination of the Committee, materially altering the intent of the Plan, such provision shall be deemed void and stricken and the remainder of the Plan and any such option shall remain in full force and effect.

     13. Deductibility of Compensation under the Plan. Prior to the termination of the "reliance period" set forth in Treasury Regulation Section 1.162-27(f)(2), the Committee shall determine whether and what actions to take to ensure that options granted under the Plan after the expiration of the "reliance period" constitute "performance-based compensation" within the meaning of Section 162(m) of the Code. After the expiration of the "reliance period," provided that the

Committee consists solely of "outside directors," the Company believes that options under the Plan will be exempt from the limitations of Section 162(m) of the Code as "performance-based" compensation.

     14. Termination of the Plan. The Plan shall terminate upon the earlier of
(i) the date on which all shares of Common Stock available for issuance under the Plan shall have been issued, (ii) the termination of the Plan by the Board, or (iii) on March 1, 2005, and thereafter no options shall be granted under the Plan. All options outstanding at the time of termination of the Plan shall continue in full force and effect according to the terms of the option agreements governing such options and the terms and conditions of the Plan, and unless otherwise provided in the Plan or in the applicable option agreement, the authority of the Committee to amend, alter, adjust, suspend, discontinue, or terminate any such option or to waive any conditions or rights under any such option, and the authority of the Board to amend the Plan, shall extend beyond such date.

                                   Appendix B

                                      PROXY
                        PAPERCLIP IMAGING SOFTWARE, INC.
               Proxy solicited on behalf of the Board of Directors
   of PaperClip Imaging Software, Inc. for the Annual Meeting of Shareholders
                                October 29, 1996


The undersigned, whose signature appears on the reverse side, hereby appoints William Weiss and Wayne Hendon, jointly and severally, proxies with full power of substitution to vote all shares of Common Stock the undersigned is entitled to vote at the Annual Meeting of Shareholders of PAPERCLIP IMAGING SOFTWARE, INC. on Tuesday, October 29, 1996, or adjournments thereof, on Items 1 through 4 as specified on the reverse side hereof (with discretionary authority under Item 1 to vote for a new nominee if any nominee has become unavailable) and on such other matters as may properly come before the meeting.

Nominees for Director:

William Weiss, Sol Rosenberg and Michael Suleski

You are encouraged to specify your choices by marking the appropriate boxes, [SEE REVERSE SIDE], but you need not mark any boxes if you wish to vote in accordance with the Board of Director's recommendations.

|X| Please mark your votes as in this example.

     This proxy when properly executed will be voted as you specify below. If you do not specify otherwise, the proxy will be voted FOR election of directors and FOR Items 2, 3 and 4.

                         The Board of Directors recommends a vote FOR Items 1-4.

     The undersigned acknowledges receipt of the accompanying Proxy Statement dated August 28, 1996.

1.   Election of Directors (See Reverse) FOR [ ] WITHHELD [ ]

For, except vote withheld from the following nominee(s):

- --------------------------------------------------------

2. Proposal to approve the amendment to Article FOURTH of the Company's Certificate of Incorporation to increase the authorized Common Stock from 15,000,000 shares to 30,000,000 shares.

                                             FOR [ ]   AGAINST [ ]   ABSTAIN [ ]

3. Proposal to approve the amendment to Article FIRST of the Company's Certificate of Incorporation to change its name to PaperClip Software, Inc.

                                             FOR [ ]   AGAINST [ ]   ABSTAIN [ ]

4. Proposal to approve and ratify the amendments to the Company's 1995 Stock Option Plan.

                                             FOR [ ]   AGAINST [ ]   ABSTAIN [ ]

5. In their discretion, such other business as may properly come before the meeting.

Signature                                            DATE                , 1996
          ------------------------------------------      ---------------
Signature                                            DATE                , 1996
          ------------------------------------------      ---------------

(Please sign exactly as name appears on this Proxy. When signing as executor, administrator, trustee or the like please give full title. If more than one trustee, all should sign. Joint owners must sign.)


                                                   I will attend the meeting [ ]